Exhibit 10.10.2
EXECUTION VERSION

SECOND AMENDMENT
to the
FIFTH AMENDED AND RESTATED WAREHOUSE LOAN AGREEMENT
This SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED WAREHOUSE LOAN AGREEMENT (this “Amendment”), dated as of December 15, 2022 is entered into by and among TRINITY INDUSTRIES LEASING COMPANY, a Delaware corporation, TRINITY RAIL LEASING WAREHOUSE TRUST (formerly known as Trinity Rail Leasing Trust II), a Delaware statutory trust (the “Borrower”), the banks and other lending institutions from time to time party thereto, CCS - REDIT SUISSE AG, NEW YORK BRANCH (formerly known as Credit Suisse, New York Branch), as Agent for the Lenders, and WILMINGTON TRUST COMPANY, in its capacity as Collateral Agent and Depositary. Capitalized terms used but not defined herein have the meaning set forth in the Fifth Amended Loan Agreement (as defined below).
RECITALS:
WHEREAS, the parties hereto have entered into a Warehouse Loan Agreement, dated June 27, 2002, which was amended and restated pursuant to the Amended and Restated Warehouse Loan Agreement dated August 7, 2007, amended and restated pursuant to the Second Amended and Restated Warehouse Loan Agreement dated May 29, 2009 (the “Second Amended Loan Agreement”), subsequently amended on February 4, 2011, November 28, 2012 and February 1, 2013, amended and restated pursuant to the Third Amended and Restated Warehouse Loan Agreement dated June 17, 2013 (the “Third Amended Loan Agreement”), subsequently amended on April 8, 2015, amended and restated pursuant to the Fourth Amended and Restated Warehouse Loan Agreement dated as of March 15, 2018 (the “Fourth Amended Loan Agreement”), and subsequently amended on April 15, 2019 and further amended and restated pursuant to the Fifth Amended and Restated Warehouse Loan Agreement dated as of March 15, 2021 (subsequently amended on August 29, 2022, and as further amended, restated, supplemented or otherwise modified from time to time, the “Fifth Amended Loan Agreement”).
WHEREAS, the parties hereto desire to amend the Fifth Amended Loan Agreement as set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
ARTICLE 1
AMENDMENTS
SECTION 1.1Amendments. As of the Effective Date (as defined below):
(a)Section 1.01 of the Fifth Amended Loan Agreement is hereby amended by amending and restating the first paragraph of the definition of “Acceptable Derivatives Agreement” in its entirety as follows:
““Acceptable Derivatives Agreement” means a Derivatives Agreement with a term that extends at least until the anticipated Termination Date, in the form of any of the following, in each case with monthly settlement and having a notional amount equal to at least 85% of the aggregate outstanding principal amount of the Loans on the date of such Derivatives Agreement, with such notional amount declining automatically according to a schedule which is consistent with the then anticipated principal repayments of the Loans:”
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(b)Section 2.14 of the Fifth Amended Loan Agreement is hereby amended by amending and restating the first paragraph thereof in its entirety as follows:
“The Borrower agrees that, upon the occurrence of any Hedging Event, it will enter into and maintain one or more Acceptable Derivatives Agreements reasonably acceptable to the Agent having an aggregate notional balance of not less than an amount equal to 85% of the aggregate outstanding principal amount of the Loans (and if such Acceptable Derivatives Agreement is an interest rate swap agreement, not more than 110% of the aggregate outstanding principal amount of the Loans) no later than the last day of the Required Time Period, using funds available under clause (y) of clause fifth of Section 2.07(c)(i), (ii) or (iii), as applicable. For the avoidance of doubt, the Borrower agrees to maintain any such Acceptable Derivatives Agreement until the anticipated Termination Date; provided that such Acceptable Derivatives Agreement may be replaced by another Acceptable Derivatives Agreement in compliance with the terms hereof.”
ARTICLE 2
CONDITIONS
SECTION 1.1Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which:
(a)the Agent has received signature pages to this Amendment duly executed by each party hereto;
(b)the Agent has received evidence that all costs, fees and expenses due to the Agent and the Lenders on or before the Effective Date shall have been paid, in each case to the extent invoiced or otherwise notified to the Borrower in writing; and
(c)the Agent has received such other documents as the Agent or Mayer Brown LLP, counsel for the Agent, may reasonably request.
ARTICLE 3
MISCELLANEOUS
SECTION 1.1Acceptable Derivatives Agreement. The Borrower hereby agrees that it shall enter into an Acceptable Derivatives Agreement pursuant to Section 2.14 of the Fifth Amended Loan Agreement as amended hereby, and obtain the approval of the Agent and the Required Lenders in connection therewith, on or before December 15, 2022. For the avoidance of any doubt, the failure of the Borrower to deliver such Acceptable Derivatives Agreement by (and including) December 15, 2022 will constitute an immediate Event of Default other than if such failure is due to the failure of the Agent and/or any Required Lender to respond to a request by the Borrower to approve such Acceptable Derivatives Agreement.
SECTION 1.2Direction. The Agent hereby requests and directs the Collateral Agent and Depositary to execute and deliver this Amendment, and hereby certifies and confirms to the Collateral Agent and Depositary that the execution and delivery of this Amendment by the Collateral Agent and Depositary is authorized and permitted by the Security Agreement and the other Loan Documents.
SECTION 1.3Representations and Warranties. Each Facility Party represents and warrants, as applicable, that its respective representations and warranties set forth in Article V of the Fifth Amended Loan Agreement are true and correct on and as of the date of this Amendment
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        Second Amendment to Fifth A&R Loan Agreement

as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.
SECTION 1.4No Default. Each Facility Party represents and warrants, as applicable, that no Default, Event of Default, Manager Default, Manager Event of Default, Early Amortization Event, event listed in Sections 3.01(b)(i)-(v), inclusive, of the Administrative Services Agreement or event listed in Sections 6.02(a)-(g), inclusive, of the Insurance Management Agreement shall exist or be continuing as of the Effective Date.
SECTION 1.5Reaffirmation. Each Facility Party confirms to the Agent that the security created by the Collateral Documents to which it is a party extends to the liabilities and obligations of such Facility Party under the Fifth Amended Loan Agreement as amended hereby and that the obligations of such Facility Party arising under or in connection with the Fifth Amended Loan Agreement as amended hereby constitute obligations secured under the Collateral Documents to which it is a party.
SECTION 1.6Effect of Amendment. This Amendment shall constitute a “Loan Document” within the meaning of the Fifth Amended Loan Agreement. All provisions of the Fifth Amended Loan Agreement, as expressly amended by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Loan Agreement (or in any other Transaction Document) to the Loan Agreement shall be deemed to be references to the Fifth Amended Loan Agreement, respectively, as amended by this Amendment.
SECTION 1.7Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 1.8Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
SECTION 1.9Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment.
[Signature Pages Follow]
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        Second Amendment to Fifth A&R Loan Agreement

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

TRINITY INDUSTRIES LEASING COMPANY

By: /s/ Sara E. McCoy
Name: Sara E. McCoy
Title: Senior Vice President

TRINITY RAIL LEASING WAREHOUSE TRUST (formerly known as Trinity Rail Leasing Trust II)

By: /s/ Sara E. McCoy
Name: Sara E. McCoy
Title: Senior Vice President

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CREDIT SUISSE AG, NEW YORK BRANCH (formerly known as Credit Suisse, New York Branch), as Agent

By: /s/ Jeffrey Traola
Name: Jeffrey Traola
Title: Director
By: /s/ Marcus DiBrito
Name: Marcus DiBrito
Title: Vice President

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Committed Lender

By: /s/ Jeffrey Traola
Name: Jeffrey Traola
Title: Authorized Signatory
By: /s/ Marcus DiBrito
Name: Marcus DiBrito
Title: Authorized Signatory

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CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Committed Lender

By: /s/ Brian Bolotin
Name: Brian Bolotin
Title: Managing Director
By: /s/ Alexander Averbukh
Name: Alexander Averbukh
Title: Managing Director

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WELLS FARGO BANK, N.A.,
as a Committed Lender

By: /s/ Michael Barath
Name: Michael Barath
Title: Vice President

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BANK OF AMERICA, N.A.,
as a Committed Lender

By: /s/ Hugo Morrissey
Name: Hugo Morrissey
Title: Director

PNC BANK, NATIONAL ASSOCIATION,
as a Committed Lender

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By: /s/ Lawrence Beller
Name: Lawrence Beller
Title: Executive Vice President

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REGIONS BANK,
as a Committed Lender

By: /s/ Josh Aycox
Name: Josh Aycox
Title: Director

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CITIZENS BANK, N.A.,
as a Committed Lender

By: /s Devon Patton
Name: Devon Patton
Title: Vice President

WILMINGTON TRUST COMPANY,
as Collateral Agent and Depositary

By: /s/ Hayley Marden
Name: Hayley Marden
Title: Assistant Vice President

        Second Amendment to Fifth A&R Loan Agreement

        Second Amendment to Fifth A&R Loan Agreement